Shareholder Meeting August 25, 2008 C A P E B A N C O R P Exhibit 99

Corporate Overview
Organized in 1923 as a New Jersey-
chartered Savings and Loan
Headquartered in Cape May Court
House, New Jersey
Branches located in key regional
economic hubs of Atlantic City to Cape
May for both individuals and
businesses
Financial data as of December 31, 2007
(pre-offering & acquisition):
Assets $633.8 million
Deposits $465.6 million
Net Loans $460.3 million
Equity $72.8   million
On January 31, 2008, Cape Bancorp
completed its $78.2 million initial public
stock offering in connection with the
mutual to stock conversion of Cape
Bank and the simultaneous acquisition
of Boardwalk Bancorp, Inc., Linwood,
NJ.
Trades on the NASDAQ Global
Select Market under symbol CBNJ
Operates 18 full service branches in
Cape May and Atlantic Counties,
New Jersey
Financial data as of June 30, 2008:
Assets $1.159 billion
Deposits $745.4 million
Net Loans $799.6 million
Equity $182.7 million
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Current Branch Locations
1000 Asbury Ave
Ocean City, NJ 08226
9616 2nd Ave
Stone Harbor, NJ 08247
199 New Rd
Somers Point, NJ 08244
2251 Ocean Heights Ave
Egg Harbor Township, NJ 08234
320 E Jimmie Leeds Rd
Galloway, NJ 08205
3707 Rt 9 S
Rio Grande, NJ 08242
46 S Shore Rd
Marmora, NJ 08223
1501 Pacific Ave
Atlantic City, NJ 08401
907 S Route 9
Cape May Court House, NJ 08210
4096 English Creek Ave
Egg Harbor Township, NJ 08234
3101 New Jersey Ave
Wildwood, NJ 08260
Black Horse Pike & Fire Rd
Egg Harbor Township, NJ 08234
217 Jackson St
Cape May, NJ 08204
1899 Bayshore Rd
Villas, NJ 08251
9312 Ventnor Ave
Margate City, NJ 08402
Essex & Ventnor Ave
Margate City, NJ 08402
201 Shore Rd
Linwood, NJ 08221
225 N Main St
Cape May Court House, NJ 08210

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Experienced Management Team
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41 Executive Vice President and Chief Lending Officer 60 Guy A. Deninger
35 Executive Vice President and Chief Financial Officer 56 Robert J. Boyer
33 Executive Vice President and Chief Operating Officer  58 Michael D. Devlin
35 President and Chief Executive Officer 59 Herbert L. Hornsby, Jr.
Years of
Experience Position Age Executive Officer Team
2008 2002 Director 63 Joanne D. Kay
2010 1977 Director 61 David C. Ingersoll, Jr.
2008 1983 Director 59 Herbert L. Hornsby, Jr.
2008 1977 Director 71 Louis H. Griesbach, Jr.
2010 2006 Director 59 Frank J. Glaser
2008 2008 Director 63 Agostino R. Fabietti *
2009 2008 Director 58 Michael D. Devlin *
* Board members of Boardwalk Bancorp, Inc appointed to Cape Bancorp's Board of Directors following the January 31, 2008 acquisition
2010 2008 Director 52 Thomas K. Ritter *
2009 2004 Director 38 Matthew J. Reynolds
2009 1974 Chairman 70 Robert F. Garrett, III
Current
Term
Expires
Director
Since
Position Held with
Cape Bancorp, Inc. Age Directors

7/26
Announcement of Plan of Conversion & Acquisition of Boardwalk Bank
2/10
Cape May Branch Consolidation
1/31
Official Merger
3/27
CapeBank Charitable Foundation
5/23
New VoIP Phone System
6/8
Core Data System Conversion
8/7
New office space being renovated for Commercial Loan area (to be moved from leased space)
11/26 - 1/25
Stock Offering
12/1
1/1
2/1
3/1
4/1
5/1
6/1
7/1
8/1
11/1/2007
8/25/2008
2/25/2008
Able to cross-service customers in branches
Media blitz, signage change
4/28
New WAN in place
6/15
Galloway
Branch Consolidation
(67 Jimmie Leeds Rd)
8/1
Marmora &
Galloway Branch
(320 E. Jimmie Leeds)
Renovated

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Major Operational Initiatives Completed Since Merger Announcement C A P E B A N C O R P

6 Financial Highlights C A P E B A N C O R P

9
Balance Sheet Trends
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Total Assets
$495.6
$532.6
$574.5
$609.8
$633.8
$1,160.9 $1,158.9
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2003 2004 2005 2006 2007 1Q08 2Q08
Cape has historically demonstrated consistent balance sheet growth, which was greatly augmented by the acquisition in 1Q 2008.

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Deposit Trends
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$388.0
$420.2
$432.4
$435.8
$465.6
$788.9
$745.4
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2003 2004 2005 2006 2007 1Q08 2Q08
Total Deposits

Recently, we have allowed higher cost CDs to roll-off and replaced them with lower cost borrowings.

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Deposit Composition
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Retail Time,
29.11%
Jumbo Time,
18.98%
Savings
accounts,
11.13%
Transaction,
24.00%
MMDA,
16.78%
Savings
accounts,
17.09%
Retail Time,
28.34%
Jumbo Time,
9.38%
Transaction,
28.21%
MMDA,
16.98%

Pre-Acquisition (12/31/07)
Current (06/30/08)

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Strong Loan Growth
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The loan portfolio has demonstrated strong growth primarily driven by commercial real estate and commercial loan growth.  The acquisition’s loan portfolio has been helpful to our current strategy to increase our commercial lending initiative.
Gross Loans
$346.5
$366.4
$413.8
$450.4
$464.7
$798.6
$808.8
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2003 2004 2005 2006 2007 1Q08 2Q08

Commercial
Mortgage,
42.98%
1-4 Family ,
45.86%
Construction,
8.30%
Other
Consumer
Loans, 0.27%
Commercial
Business,
2.59%
Current (06/30/08)
Loan Composition
Pre-Acquisition (12/31/07)

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1-4 Family,
32.26%
Commercial
Mortgage,
53.07%
Construction,
6.84%
Other
Consumer
Loans, 0.19%
Commercial
Business,
7.64%

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Cape has continued to shift its lending activities towards the commercial sector.  The acquisition significantly enhanced this effort.
Represents regulatory reported bank level data as reported by SNL Financial
Increasing Emphasis on Commercial Lending

Includes commercial real estate, C&I and construction loans
43.0%
44.1%
47.7%
50.7%
53.8%
66.3%
67.6%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
2003 2004 2005 2006 2007 1Q08 2Q08

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Disciplined Credit Culture
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Despite a recent increase in non-performing loans, Cape has historically demonstrated a conservative credit culture that resulted in strong asset quality metrics.
0.01% 0.01% 0.06% 0.02% 0.00% 0.00% 0.01% NCO/ Avg. Loans
1.08% 1.02% 0.89% 0.89% 0.92% 0.98% 0.88% Allowance/ Total Loans
33.83% 56.18% 103.02% 111.80% 148.47% 430.98% 186.29% Allowance/ NPLs
3.18% 1.82% 0.86% 0.79% 0.62% 0.23% 0.47% NPLs/ Total Loans
2.22% 1.26% 0.63% 0.59% 0.44% 0.16% 0.33% NPAs/ Total Assets
2Q08 1Q08 2007 2006 2005 2004 2003

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Asset Quality Trends
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Due to a recent increase in non-performing assets, management has significantly increased the provision for loan losses, negatively impacting recent earnings performance.

$-
$100
$200
$300
$400
$500
$600
$700
$800
$900
2003 2004 2005 2006 2007 YTD 2008
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Provision NPLs/Loans

Non-Performing Loan Analysis

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Commercial ,
95.345%
Residential,
4.651%
Consumer,
0.0039%
•As of June 30, 2008
Residential,
Duplex, Multi-
family , 25%
Commerical
Building and
Equipment, 7%
Land and
Building Lots,
20%
Retail Store
and
Restaurants,
20%
B&B and
Hotels, 11%
Marina and
Auto
Dealerships,
17%
Breakdown of
Non-Performing Loans
Non-Performing Commercial
Loans by Collateral

Investment Portfolio Composition
Pre-Acquisition (12/31/07)
Current (06/30/08)

Government
Agency Debt,
16.04%
Corporate
Debt, 6.44%
Freddie Mac
Preferred,
0.16%
Mortgage-
backed
Securities,
59.03%
State Issued
Municipals,
18.33%
Government
Agency Debt,
26.42%
Other Debt
Securities,
0.37%
CDO's, 9.32%
Fannie &
Freddie
Preferred,
0.56%
Corporate
Debt, 3.72%
Mortgage-
backed
Securities,
41.69%
State Issued
Municipals,
17.92%

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Historical Earnings Trends
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$4,289
$4,264
$4,424
$5,001
$3,428
$1,337
-$2,246
$(3,000)
$(2,000)
$(1,000)
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2003 2004 2005 2006 2007 1Q08 2Q08
-1.50%
-1.00%
-0.50%
0.00%
0.50%
1.00%
Net Income ROAA
Cape has historically delivered strong earnings performance.  1Q08 earnings were adversely affected primarily as a result of the contribution to the charitable foundation and merger related costs.  2Q08 earnings were influenced by an increased provision and merger related costs.

Capital Trends
11.22%
11.16%
11.05%
11.31%
11.52%
11.86%
11.50%
8.00%
8.50%
9.00%
9.50%
10.00%
10.50%
11.00%
11.50%
12.00%
12.50%
2003 2004 2005 2006 2007 1Q08 2Q08
Tangible Equity/Tangible Assets (%)
Cape remains very well-capitalized and far above regulatory thresholds.

19 Market Highlights C A P E B A N C O R P

CBNJ Performance Since IPO 20 As of August 19, 2008 C A P E B A N C O R P CBNJ Price 0 25,000 50,000 75,000 100,000 $7.00 $7.50 $8.00 $8.50 $9.00 $9.50 $10.00 $10.50 $11.00 Volume

CBNJ Relative % Change Since IPO 21 -8.1% -8.5% -16.8% -26.2% As of August 19, 2008 C A P E B A N C O R P 0.60 0.65 0.70 0.75 0.80 0.85 0.90 0.95 1.00 1.05 CBNJ NASDAQ Bank SNL Thrift S&P 500

Peer Trading Analysis

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Peer group consists of fully public banks and thrifts located in the Mid-Atlantic and New England Regions with Assets Between $1.0B and $1.5B and have a tangible equity / tangible assets ratio of greater than 5.0%.
As of August 19, 2008
Cape Bancorp, Peer Peer
Inc. Median Average
Current Pricing Ratios
Current Stock Price
$9.15
Price/Book Value (%)
66.7 118.3 130.5
Price/Tangible Book Value (%)
95.7 141.2 146.5
Price/MRQ EPS (x)
20.8 14.2 16.5

23 Questions? C A P E B A N C O R P